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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 27, 2001 included in Asyst Technologies, Inc.'s Form 10-K for the year ended March 31, 2001, and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

San Jose, California
June 19, 2001

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